Exhibit 32

Certification of
the Chief Executive Officer and Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. 1350)

     In connection with this Annual Report on Form 10-K of Telecomunicaciones de Puerto Rico, Inc. (the “Company”) for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Cristina M. Lambert, as Chief Executive Officer of the Company, and Adail Ortiz, as Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cristina M. Lambert		/s/ Adail Ortiz
By:	Cristina M. Lambert	By:	Adail Ortiz
Title:	Chief Executive Officer	Title:	Chief Financial Officer
Date:	March 31, 2005	Date:	March 31, 2005